Exhibit 10.1.56

FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				PAGE OF PAGES
1 | 8
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)
P00048		See Block 16C
6. ISSUED BY	CODE	[**Redacted**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]
[**Redacted**]			[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. Attn: [**Redacted**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers                                      ☐ is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	Net Increase:	[**Redacted**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43 .103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
X	FAR 52.243-1 CHANGES – FIXED PRICE
E. IMPORTANT:	Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax  ID Number:     31-1420852

DUNS Number:    789638418

The purpose of this modification is to (1) Add new firm fixed price CLIN 0610, NGA Request for Change (RFC) [**Redacted**]. Commercial Broker Development (CBD) and Transition [**Redacted**] to [**Redacted**], in the amount of [**Redacted**] for [**Redacted**], (2) decrease the value of CLIN 0606 to accommodate the value of new CLIN 0610; (3) Administratively correct the Maximum Amounts under Paragraph B-14 (CLIN Series 0x04) and B-15 (CLIN Series 0x05) and the Ceiling Value under Paragraph B-16 (CLIN Series 0x06) to reflect previous contract revisions; and (4) Add Federal Acquisition Regulation clauses FAR 52.215-10 and FAR 52.215-11 to the contract.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA [**Redacted**]	16C. DATE SIGNED [**Redacted**]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00048	PAGE	OF
		2	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

In consideration for new CLIN 0610 the Contractor

hereby releases the Government from any and all liability under this contract DigitalGlobe may have for equitable adjustments attributable to expenses associated with CLIN 0610 as delineated in DigitalGlobe Proposal dated [**Redacted**].

Total funding obligated under the Contract increases by [**Redacted**] from [**Redacted**]to [**Redacted**].

1.   Under Section B, Supplies or Services and Prices/Costs:

a.   Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 22 and 23 are attached hereto):

(1)  Under CLIN 0606, the Maximum Total Price column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Obligated Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is revised to read [**Redacted**]as a result of the changes to the Maximum Total and Obligated Amount columns. The [**Redacted**] from the Maximum Total Price column is reallocated to new CLIN 0610. The [**Redacted**] from the Obligated Amount column is reallocated to new CLIN 0610.

(2)  New CLIN 0610 is added at follows: The Maximum Total Price column is established at [**Redacted**]; the Obligated Amount column is established at [**Redacted**]; and the Unfunded Amount column is established at [**Redacted**]. The [**Redacted**] Maximum Total Price column value was reallocated from CLIN 0606. [**Redacted**] of the obligated amount was reallocated from CLIN 0606.

(3)  Under Subtotal Contract Year 7, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is revised to read [**Redacted**] as a result of the changes to the CLIN 0606 and 0610. The Maximum Total Price column remains unchanged.

(4)  Under Total Contract Value with Options, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00048	PAGE	OF
		3	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

b.   Paragraph B.14, Option CLINs 0304, 0404, 0504, 0604, 0704, 0804 and 0904: Commercial Satellite Imagery - Value-Added Products and Services, the two (2) Maximum Amount lines are deleted and replaced with the following (change page 24 is attached hereto): As delineated in Paragraph B.7, TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING.

c.   Paragraph B.15, Option CLINs 0305, 0405, 0505, 0605, 0705, 0805 and 0905: Commercial Satellite Imagery - Physical Media Delivery, the two (2) Maximum Amount lines are deleted and replaced with the following (change page 24 is attached hereto): As delineated in Paragraph B.7, TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING.

d.   Paragraph B.16, Option CLINs 0306, 0406, 0506, 0606, 0706, 0806 and 0906: Commercial Satellite Imagery - System Engineering Services Support, the two (2) Ceiling Value lines are deleted and replaced with the following (change page 25 is attached hereto): As delineated in Paragraph B.7, TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING.

e.   New Paragraph B.23, CLIN 0610, NGA Request for Change [**Redacted**], Commercial Broker Development (CBD) and Transition [**Redacted**] is added as follows (change page 26b is attached hereto): CLIN 0610, Request for Change (RFC) [**Redacted**] Commercial Broker Development (CBD) and Transition [**Redacted**]

Firm Fixed Price [**Redacted**].

The scope of this Firm Fixed Price CLIN is to update and modify system/segment specifications and associated documentation to introduce new capabilities and incorporate enhancements, and, in concert with other [**Redacted**], support the testing campaign for implementation of the changes developed under CLIN 0610 for Enhancement

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00048	PAGE	OF
		4	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Reports (ER) [**Redacted**], and associated updates to [**Redacted**], and in accordance with the [**Redacted**]. The four aforementioned documents are all incorporated by reference.

Payment under this CLIN shall be made as follows:

[**Redacted**]

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00048	PAGE	OF
		5	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**]

* Payment will occur after completion of the event/deliverable

2.   Under Section F, Deliveries or Performance, F.5, Period of Performance, New paragraph g. is added as follows (change page 30 is attached hereto): CLIN 0610 - The contractor shall provide [**Redacted**].

Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the [**Redacted**], and the obligation of [**Redacted**] under [**Redacted**]. Change page 34b is attached hereto.

4.   Under Section I, Contract Clauses, the following two (2) FAR clauses are hereby added (change page 63 is attached hereto):

a.   New Clause 1.42, FARS 52.215-10, Price Reduction for Defective Certified Cost or Pricing Data (Aug 2011).

b.   New Clause 1.43, FARS 52.215-11, Price Reduction for Defective Certified Cost or Pricing Data-Modifications (Aug 2011).

5.   A revised Section A through Section J Table of

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00048	PAGE	OF
		6	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Contents is provided to reflect the addition of new Section B Paragraph B.23. Change pages 18 and 20 and page 19 (for repagination) are attached hereto.

Discount Terms:

Net 30

Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2018

Change Item 0606 to read as follows (amount shown is the obligated amount):

0606

Commercial Satellite Imagery - System Engineering Services Support.

Award Type: Time-and-materials

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 08/31/2017

Change Item 060601 to read as follows (amount shown is the obligated amount):

[**Redacted**]
060601

System Engineering Services Support. [**Redacted**]

Award Type: Time-and-materials

CLIN VALUE: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Requisition No: [**Redacted**]

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 09/01/2016 to 08/31/2017

Add Item 0610 as follows:

[**Redacted**]
0610	The scope of this Firm Fixed Price CLIN is to Continued ...				[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00048	PAGE	OF
		7	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

update and modify system/segment specifications and associated documentation to introduce new capabilities and incorporate enhancements, and, in concert with other [**Redacted**], support the testing campaign for implementation of the changes developed under CLIN 0610 for Enhancement Reports (ER) [**Redacted**], and associated [**Redacted**]

and in accordance with the

[**Redacted**]. The four aforementioned documents are all incorporated by reference.

CLIN VALUE: [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 08/01/2017 to 12/31/2017

Add Item 061001 as follows:

061001

NGA [**Redacted**] - Funding

CLIN VALUE: [**Redacted**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: [**Redacted**]

Accounting Info: [**Redacted**]

Funded: [**Redacted**]

Period of Performance: 08/01/2017 to 12/31/2017

Add Item 061002 as follows:

[**Redacted**]
061002	NGA [**Redacted**] - Funding CLIN VALUE: [**Redacted**] Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES Requisition No: [**Redacted**] Continued ...				[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00048	PAGE	OF
		8	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
061003

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 08/01/2017 to 12/31/2017

Add Item 061003 as follows:

NGA [**Redacted**] - Funding

CLIN VALUE: [**Redacted**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: [**Redacted**]

Accounting Info:

[**Redacted**]

Funded: [**Redacted**]

Period of Performance: 08/01/2017 to 12/31/2017

[**Redacted**]
	G-1 Accounting and Appropriation Data				Amount
	[**Redacted**]				[**Redacted**]
[**Redacted**]
[**Redacted**]
[**Redacted**]
	[**Redacted**]				[**Redacted**]
[**Redacted**]
	[**Redacted**]				[**Redacted**]
[**Redacted**]
[**Redacted**]
[**Redacted**]
	Total:				[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00048

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

The information contained in this document must be protected in its entirety as

UNCLASSIFIED//FOR OFFICIAL USE ONLY.

Any combination of paragraphs marked “UNCLASSIFIED” must be reviewed in the event they, by compilation, disclose information at the UNCLASSIFIED//FOR OFFICIAL USE ONLY level as well.

(U) SECTION A – See Standard Form (SF) 1449, Solicitation, Offer and Award		21
(U) SECTION B - Supplies or Services/Prices		21
(U) BASE PERIOD: [**Redacted**] (Reference Contract HM0210-10-C-0002)		21
B.1	(U) CLINs 0001, 0101 and 0201: [**Redacted**]	21
B.2	(U) CLINs 0002, 0102 and 0202: [**Redacted**]	21
B.3	(U) CLINs 0003, 0103 and 0203: [**Redacted**]	21
B.4	(U) CLINs 0004, 0104 and 0204: [**Redacted**]	21
B.5	(U) CLINs 0005, 0105 and 0205: [**Redacted**]	21
B.6	(U) CLINs 0006, 0106 and 0206: [**Redacted**]	21
B.7	(U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING	21
B.8	(U) CLIN DESCRIPTION	23
B.9	(U) CONTRACT TYPE	23
(U) OPTION PERIODS		23
B.10	(U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY -
	SERVICE LEVEL AGREEMENT (SLA) OR SATELLITE ACCESS AGREEEMENT (SAA) FOR PIXEL &
	IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)	23
B.11	(U) OPTION CLINs 0302, 0402, 0502, 0602, 0702, 0802 and 0902: [**Redacted**]	24
B.12	(U) RESERVED	24
B.13	(U) OPTION CLINs 0303, 0403, 0503, 0603, 0703, 0803 and 0903: [**Redacted**]	24
B.14	(U) OPTION CLINs 0304, 0404, 0504, 0604, 0704, 0804 and 0904: COMMERCIAL SATELLITE IMAGERY - VALUE-ADDED PRODUCTS AND SERVICES	24
B.15	(U) OPTION CLINs 0305, 0405, 0505, 0605, 0705, 0805 and 0905: COMMERCIAL SATELLITE IMAGERY - PHYSICAL MEDIA DELIVERY	24
B.16	(U) OPTION CLINs 0306, 0406, 0506, 0606, 0706, 0806 and 0906: COMMERCIAL SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT	25
	[**Redacted**]
B.18	(U) CLIN 0408, NGA REQUEST FOR CHANGE N01-0606J, SWIR/CAVIS/GE01 & BUSINESS RULE CHANGES	25
B.19	(U) CLIN 0508, LICENSE FOR FULL PUBLIC DISCLOSURE	26
B.20	(U) CLIN 0509, NGA REQUEST FOR CHANGE [**Redacted**]	26
B.21	(U) CLIN 0608, LICENSE FOR FULL PUBLIC DISCLOSURE	26a
B.22	(U) CLIN 0609, NGA REQUEST FOR CHANGE [**Redacted**]	26a
B.23	(U) CLIN 0610, NGA REQUEST FOR CHANGE [**Redacted**]	26b
	(U) [**Redacted**]	27
(U) SECTION D - Packaging and Marking		27
D.1	(U) PACKAGING AND MARKING INSTRUCTIONS PRESERVATION, PACKAGING, PACKING, AND MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)	27
D.2	(U) PROHIBITED PACKING MATERIALS	27
D.3	(U) MARKINGS OF WARRANTED ITEMS	27
(U) SECTION E - Inspection and Acceptance		28
E.1	(U) FAR 52.246-6 INSPECTION - TIME-AND-MATERIAL AND LABOR-HOUR. (MAY 2001)	28
E.2	(U) INSPECTION	28
E.3	(U) ACCEPTANCE	28
(U) SECTION F - Deliveries or Performance		29
F.1	(U) FAR 52.242-15 STOP-WORK ORDER. (AUG 1989)	29
F.2	(U) FAR 52.247-34 F.O.B. DESTINATION. (NOV 1991)	29

Contract Page 18 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00048

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

F.3	(U) CONSIGNEE AND ADDRESS	29
F.4	(U) PERSONAL DELIVERY	29
F.5	(U) PERIOD OF PERFORMANCE	29
F.6	(U) PLACE OF DELIVERY	30
F.7	(U) DATA DELIVERABLE	30
(U) SECTION G - Contract Administration Data		31
G.1	(U) AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER’S REPRESENTATIVE (COR)	31
G.2	(U) NGA: 5X52.232-9000 SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(OCT 2015)	32
G.3	(U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003)	32
G.4	(U) NGA: CONTRACT ADMINISTRATION (SEP 2003)(MOD)	32
G.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)	33
G.6	(U) ACCOUNTING AND APPROPRIATION DATA	33
(U) SECTION H - Special Contract Requirements		35
H.1	(U) NGA: 5X52.209-9003 PROTECTION OF INFORMATION AND NONDISCLOSURE AGREEMENTS (JULY 2006)	35
H.2	(U) NGA: 5X52.37-9000 CONTRACTOR EMPLOYEE DATA FOR ACCESS TO NGA FACILITIES OR SENSITIVE SYSTEMS (OCT 2005)	36
H.3	(U) NGA: 5X45.592-9000 GOVERNMENT-FURNISHED LIMITED DISTRIBUTION MATERIALS (JUNE 2004)	37
H.4	(U) NGA: KEY PERSONNEL (SEP 2003) (MODIFIED)	38
H.5	(U) NGA: DISCLAIMER STATEMENT (SEP 2003)	39
H.6	(U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006)	39
H.7	(U) ORDERING PROCEDURES (CLIN Series 0x04)	39
H.8	(U) NGA: 5X252.204-7000-90 PUBLIC RELEASE OF INFORMATION (APR 2004)	40
H.9	(U) NON-PUBLICITY	40
H.10	(U) NGA: INSURANCE (SEP 2003)	41
H.11	(U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)	41
H.12	(U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)	41
H.13	(U) NGA: 5X52.45.102-9000 MANAGEMENT OF NGA GOVERNMENT PROPERTY (NOV 2016)	41
H.14	(U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)	42
H.15	(U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)	42
H.16	(U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS, DELAYED ARRIVAL OR EARLY RELEASE OF FEDERAL EMPLOYEES (APRIL 2013)	42
H.17	(U) SECURITY REQUIREMENTS - CONTRACT CLASSIFICATION	43
H.18	(U) ORGANIZATIONAL CONFLICT OF INTEREST	43
H.19	(U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING	44
H.20	(U) WARRANTY	44
H.21	(U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL	44
H.22	(U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS	45
H.23	(U) NextView IMAGERY END USER LICENSE AGREEMENT	45
H.24	(U) EXERCISE OF OPTIONS	46
	(U) [**Redacted**]	46
	[**Redacted**]	47
	[**Redacted**]	47
	[**Redacted**]	47
H.33	(U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP	48
H.34	(U) NGA: 5X52.242-9002 GOVERNMENT SHUTDOWN, FURLOUGH OF GOVERNMENT PERSONNEL AND CLOSURE OF NGA FACILITIES (APRIL 2013)	49
H.35	(U) SPECIAL TERMS AND CONDITIONS FOR INTERIM PAYMENTS, LINE ITEM 0408 - MILESTONE EVENT AND AMOUNT	49
	[**Redacted**]	50
(U) SECTION I - Contract Clauses		50
I.1	(U) FAR 52.204-2 SECURITY REQUIREMENTS. (AUG 1996)	50

Contract Page 19 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00048

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

I.2	(U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)	50
I.3	(U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008)	50
I.4	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009)	50
I.5	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009) - ALTERNATE I (OCT 2008) (Applicable to CLIN 0x05 and CLIN 0x06 series only)	50
I.6	(U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS. (APR 2010)	50
I.7	(U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)	54
I.8	(U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)	54
I.9	(U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)	55
I.10	(U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984)	55
I.11	(U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT. (DEC 2007)	55
I.12	(U) FAR 52.232-11 EXTRAS. (APR 1984)	55
I.13	(U) FAR 52.243-1 CHANGES - FIXED-PRICE. (AUG 1987)	55
I.14	(U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984)	55
I.15	(U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)	57
I.16	(U) FAR 52.245-1 GOVERNMENT PROPERTY. (JAN 2017)	57
I.17	(U) FAR 52.245-9 USE AND CHARGES. (JUN 2007)	58
I.18	(U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)	58
I.19	(U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)	58
I.20	(U) DFARS 252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE. (DEC 1991)	58
I.21	(U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009)	58
I.22	(U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991)	58
I.23	(U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992)	58
I.24	(U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)	58
I.25	(U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001)	59
I.26	(U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005)	59
I.27	(U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)	59
I.28	(U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010)	59
I.29	(U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS. (NOV 1995) (Applicable to CLIN Series 0x06) *	61
I.30	(U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) (Applicable to CLIN Series 0x06) *	61
I.31	(U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION. (MAY 2006)	61
I.32	(U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)	62
I.33	(U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)	62
I.34	(U) SUBCONTRACTING REPORTING SYSTEM	62
I.35	(U) DFARS 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)	62
I.36	(U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)	63
I.37	(U) DFARS 252.245-7001 Tagging, Labeling, and Marking of Government-Furnished Property (APR 2012)	63
I.38	(U) DFARS 252.245-7002 Reporting Loss of Government Property (APR 2012)	63
I.39	(U) DFARS 252.245-7003 Contractor Property Management System Administration (APR 2012)	63
I.40	(U) DFARS 252.245-7004 Reporting, Reutilization, and Disposal (SEP 2016)	63
I.41	(U) DFARS 252.211-7003 Item Unique Identification and Valuation (MAR 2016)	63
I.42	(U) FARS 52.215-10, Price Reduction for Defective Certified Cost or Pricing Data (Aug 2011)	63
I.43	(U) FARS 52.215-11, Price Reduction for Defective Certified Cost or Pricing Data—Modifications (Aug 2011)	63
(U) SECTION J - List of Documents Exhibits and Other Attachments		64

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CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0408	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0500
0501	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0508	[**Redacted**]	[**Redacted**]	[**Redacted**]
0509	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0600
0601	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0608	[**Redacted**]	[**Redacted**]	[**Redacted**]
0609	[**Redacted**]	[**Redacted**]	[**Redacted**]
0610	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0700
0701	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0800
0801	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]

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CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]
CLIN Series 0900
0901	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]

Total Contract Value with Options	$ 2,587,780,000.00	[**Redacted**]	[**Redacted**]

B.8         (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)         OPTION PERIODS

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**Redacted**]	$ 250,000,000.00
[**Redacted**]	Option CLIN 0401 (Contract Year 5) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**Redacted**]	$ 300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**Redacted**]	$ 300,000,000.00

B.10       (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT (SLA) OR SATELLITE ACCESS AGREEEMENT (SAA) FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work (Appendix B for the SLA or Appendix K for the SAA), and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

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Options: Contract Years 2 through 10
CLIN Series 0x01	Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0801 (Contract Year 9) *	[**Redacted**]	$ 300,000,000.00
Option CLIN 0901 (Contract Year 10) *	[**Redacted**]	$ 300,000,000.00

(U) Funds are not presently available for the full amount of Option CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 (if exercised). The Government intends to incrementally fund these Option CLINs. The Government's and the Contractor’s continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such orders and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

B.11      (U) OPTION CLINs 0302, 0402, 0502, 0602, 0702, 0802 and 0902: [**Redacted**]

B.12      (U) [**Redacted**]

B.13      (U) OPTION CLINs 0303, 0403, 0503, 0603, 0703, 0803 and 0903: [**Redacted**]

B.14      (U) OPTION CLINs 0304, 0404, 0504, 0604, 0704, 0804 and 0904: COMMERCIAL SATELLITE IMAGERY - VALUE-ADDED PRODUCTS AND SERVICES

(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is estimated at the amounts set forth below. These Option CLINs have a ceiling value for Contract Year 4 through 10 as indicated below. The sum of all items ordered herein and invoiced for shall not exceed each Option CLINs’ maximum value.

(U) Minimum Amount: [**Redacted**] per Option CLIN

(U) Maximum Amount: As delineated in Paragraph B.7, TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING

(U) Option CLINs 0304, 0404, 0504, 0604, 0704, 0804 and 0904 are indefinite-quantity ordering CLINs for the supplies or services and prices as specified in the Statement of Work or in separately issued contractual documents and are effective for the entire period of performance or as otherwise specified. Ordering will be accomplished in accordance with Special Contract Requirement H.7, Ordering Procedures. Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work, Section C. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified herein up to and including the amount designated as the "maximum" The Government has no minimum order obligations. Except for the limitations in the value specified as the maximum amount, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations. (Funding obligations for this CLIN may occur via Standard Form 30s, DD Form 1155s, or other forms as determined at the time of award of the specific value-added requirement.)

B.15      (U) OPTION CLINs 0305, 0405, 0505, 0605, 0705, 0805 and 0905: COMMERCIAL SATELLITE IMAGERY - PHYSICAL MEDIA DELIVERY

(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is estimated at the amounts set forth below. These Option CLINs have a ceiling value for Contract Year 4 through 10 as indicated below. The sum of all items provided herein and invoiced for shall not exceed each Option CLINs’ maximum value.

(U) Minimum Amount: [**Redacted**] per Option CLIN

(U) Maximum Amount: As delineated in Paragraph B.7, TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING.

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(U) Option CLINs 0305, 0405, 0505, 0605, 0705, 0805 and 0905 are indefinite-quantity ordering CLINs for the supplies or services and prices specified herein to support the storage and dissemination of imagery, and image products on media, and are effective for the entire period of performance. Delivery or performance shall be made only as authorized by the Contracting Officer, the Contracting Officer’s Representative, or other government official as designated by the Contracting Officer. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Option CLINs 0305, 0405, 0505, 0605, 0705, 0805, and 0905 up to and including the amount designated as the "maximum". The Government has no minimum order obligations.

B.16      (U) OPTION CLINs 0306, 0406, 0506, 0606, 0706, 0806 and 0906: COMMERCIAL SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT

(U) The scope of effort for this CLIN Series is defined in Contract Attachment 1 [**Redacted**], and in accordance with Special Contract Requirement H.24, Exercise of Options. These Option CLINs have a ceiling value as indicated below. The sum of all effort provided herein and invoiced for shall not exceed the ceiling value per Option CLIN. Option CLINs 0306, 0406, 0506, 0606, 0706, 0806, and 0906 are T&M CLINs for System Engineering Services Support. T&M support shall be provided as directed by the Contracting Officer.

(U) Ceiling Value: As delineated in Paragraph B.7, TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING

(U) These Option CLINs will be incrementally funded in accordance with NGA budget and policy provisions. The Government's and the Contractor’s continuing obligations under these CLINs are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any task placed under these Option CLINs may arise until funds are made available to the Contracting Officer for such tasks and until the Contractor receives notice of such availability in writing by the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

[**Redacted**].

B.18      (U) CLIN 0408, NGA REQUEST FOR CHANGE [**Redacted**]& BUSINESS RULE CHANGES

(U) NGA Request for Change (RFC) [**Redacted**].

(U) Firm Fixed Price [**Redacted**].  [**Redacted**] of the effort was performed and invoiced under CLIN 0306, for a total RFC price of [**Redacted**].)

(U) The scope of this Firm Fixed Price CLIN is for the effort to develop the architecture and operational interfaces necessary to support ordering and dissemination of WorldView-3 (WV03) [**Redacted**] and GeoEye-1 (GE01) [**Redacted**], as well as incorporate required Business Rule changes. This CLIN adds the DigitalGlobe supporting development effort and test events required for [**Redacted**] and Business Rule integration into the [**Redacted**] being accomplished under and in accordance with [**Redacted**]. The development and testing schedule is in accordance with [**Redacted**] and through completion of all [**Redacted**].  Payment under this CLIN shall be in accordance with Special Contract Requirement H.35, Special Terms and Conditions for Interim Payments, Line Item 0408 - Milestone Event and Amount.

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B.23      (U) CLIN 0610, NGA REQUEST FOR CHANGE [**REDACTED**]

(U) Firm Fixed Price [**Redacted**].

(U) The scope of this Firm Fixed Price CLIN is to update and modify system/segment specifications and associated documentation to introduce new capabilities and incorporate enhancements, and, in concert with [**Redacted**], support the testing campaign for implementation of the changes developed under CLIN 0610 for [**Redacted**].The four aforementioned documents are all incorporated by reference.

(U) Payment under this CLIN shall be made as follows:

    [**Redacted**]

(U)* Payment will occur after completion of the event/deliverable

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Contract Year	CLIN Series 0x01	CLIN Series 0x02	CLIN Series 0x03	CLIN Series 0x04	CLIN Series 0x05	CLIN Series 0x06	CLIN Series 0x07
1	[**Redacted**] (reference Contract HM0210-10-C-0002)
2
3
4	01-September-2013 through 31-August-2014
5	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
6	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
7	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
8	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
9	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
10	12 MAPCPE	[**Redacted**]	[**Redacted**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE

b.           (U) Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this clause. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.

c.           (U) CLIN 0408 - The contractor shall provide [**Redacted**] is in accordance with [**Redacted**].

d.           (U) CLIN 0508 & CLIN 0608 - The contractor provided right for the U.S. Government to uplift NextView license imagery to permit full public dissemination by the U.S. Government without restrictions is effective through 31-August-2017.

e.           (U) CLIN 0509 - The contractor shall provide [**Redacted**]in accordance with [**Redacted**]. The development schedule is in accordance with [**Redacted**].

f.           (U) CLIN 0609 - The contractor shall provide [**Redacted**].

g.           (U) CLIN 0610 - The contractor shall provide [**Redacted**] in accordance with [**Redacted**].

F.6         (U) PLACE OF DELIVERY

a.           (U) Primary Delivery: Origin. The articles to be furnished hereunder shall be delivered upon placement into the NGA Product Archive located at the Contractor’s site or as designated by the Contracting Officer at the time of tasking in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

b.           (U) Secondary Delivery: Destination. Finished products shall be transmitted electronically (in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work) upon NGA request after placement into the NGA Product Archive located at the Contractor’s site at no additional charge. If requested, NGA may designate another media type for delivery at additional expense.

F.7        (U) DATA DELIVERABLE

(U) The contractor shall provide data deliverables and reports in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

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Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]

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(b)         The schedule for definitizing this contract action is as follows:

Planned Date
Change Order Executed
Request For Proposal/Engineering Change Proposal Issued
Qualifying Proposal Received
Negotiation Start Date
Change Order Definitized

(c)          If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1)	After the Contracting Officer’s determination of price or fee, the contract shall be governed by:

(i)           All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed- price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)          All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii)         Any other clauses, terms, and conditions mutually agreed upon.

(2)

To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)          The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price in no event to exceed $       .

I.36        (U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a)          In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $       dollars.

(b)          The maximum amount for which the Government shall be liable if this contract is terminated is $         dollars.

I.37        (U) DFARS 252.245-7001 Tagging, Labeling, and Marking of Government-Furnished Property (APR 2012)

I.38        (U) DFARS 252.245-7002 Reporting Loss of Government Property (APR 2012)

I.39        (U) DFARS 252.245-7003 Contractor Property Management System Administration (APR 2012)

I.40        (U) DFARS 252.245-7004 Reporting, Reutilization, and Disposal (SEP 2016)

I.41        (U) DFARS 252.211-7003 Item Unique Identification and Valuation (MAR 2016)

I.42        (U) FARS 52.215-10, Price Reduction for Defective Certified Cost or Pricing Data (Aug 2011)

I.43        (U) FARS 52.215-11, Price Reduction for Defective Certified Cost or Pricing Data—Modifications (Aug 2011)

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